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                                                                    Exhibit d(v)

                            CIGNA HIGH INCOME SHARES

                                 RIGHTS OFFERING
                         NOMINEE OVER-SUBSCRIPTION FORM

                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

THIS FORM IS TO BE USED ONLY BY NOMINEES TO EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE FOR THE ACCOUNT OF PERSONS WHOSE RIGHTS HAVE BEEN EXERCISED AND DELIVERED ON PRIMARY SUBSCRIPTION THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVER- SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE EXERCISE FORM.

                            ------------------------

THE TERMS AND CONDITIONS OF THE OFFER ARE SET FORTH IN THE FUND'S PROSPECTUS DATED DECEMBER 26, 1997 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE INFORMATION AGENT, CORPORATE INVESTOR COMMUNICATIONS, INC. AT (800) 248-2915.

                           --------------------------

THIS FORM IS VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT BY 5:00 P.M., EASTERN TIME, ON JANUARY 23, 1998 (THE "EXPIRATION DATE").

                          -----------------------------

         1. The undersigned hereby certifies to the Fund and the Subscription Agent that it is a participant in Depository Trust Company (the "Depository") and that it has either (i) exercised Rights on Primary Subscription by means of transfer to the Depository Account of the Subscription Agent or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of Rights on Primary Subscription and will exercise the Rights called for in such Notice of Guaranteed Delivery by means of transfer to such Depository Account of the Subscription Agent.

         2. The undersigned hereby subscribes for_______________________________ Common Shares pursuant to the Over-Subscription Privilege, to the extent available, and certifies to the Fund and the Subscription Agent that such exercise pursuant to the Over-Subscription Privilege is for the account or accounts of persons (which may include the undersigned) on whose behalf all Rights on Primary Subscription have been exercised.*

         3. The undersigned hereby agrees to make payment of the estimated Subscription Price of $__________________ for each Common Share subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent at or before 5:00 p.m., Eastern time, on the Expiration Date, unless a Notice of Guaranteed Delivery is delivered to the Subscription Agent at or before 5:00 p.m., Eastern time, on the Expiration Date, and hereby represents that (check appropriate box):
       _
      |_| payment of the actual Subscription Price will be delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above;
                  or
       _
      |_| payment of the estimated Subscription Price in the aggregate amount of $__________________________ is being delivered to the Subscription Agent herewith,
                  or
       _
      |_| payment of the estimated Subscription Price in the aggregate amount of $______________________________ has been delivered separately to the Subscription Agent,

and, in the case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):
       _
      |_|  uncertified check
       _
      |_|  certified bank
       _
      |_|  bank draft


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      PRIMARY SUBSCRIPTION CONFIRMATION NUMBER


---------------------------------------------------
           DEPOSITORY PARTICIPANT NUMBER


----------------------------------------------------
           NAME OF DEPOSITORY PARTICIPANT




Registration into which Common Shares, and/or refund checks should be issued:

Name: ________________________________________________

Address: _____________________________________________

         _____________________________________________


Certified TIN: _______________________________________


By: __________________________________________________

Name: ________________________________________________

Title: _________________________________________________

Contract Name: _________________________________________

Phone Number: _________________________________________

Dated: _______________________________________, 19______






* PLEASE ATTACH A BENEFICIAL OWNER LISTING CONTAINING THE NUMBER OF RIGHTS OWNED BY EACH BENEFICIAL OWNER, THE NUMBER OF RIGHTS EXERCISED ON PRIMARY SUBSCRIPTION ON BEHALF OF EACH SUCH OWNER AND THE NUMBER OF ADDITIONAL COMMON SHARES REQUESTED ON BEHALF OF EACH SUCH OWNER PURSUANT TO THE OVER-SUBSCRIPTION PRIVILEGE.

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